EXHIBIT 10.3
SUPPLEMENTAL WAIVER AND AGREEMENT

This SUPPLEMENTAL WAIVER AND AGREEMENT, dated as of August 11, 2005 (this “Supplemental Waiver and Agreement”), made by BEAR STEARNS CORPORATE LENDING INC., as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent for the Revolving Credit Secured Parties (as defined in the Credit Agreement referred to below) (in such capacity, the “Revolving Credit Collateral Agent”), and THE BANK OF NEW YORK, as collateral agent for the Term Loan Secured Parties (as defined in the Credit Agreement referred to below) (in such capacity, the “Term Loan Collateral Agent” and together with the Administrative Agent and the Revolving Credit Collateral Agent, collectively, the “Agents”), and the Lenders (as defined in the Credit Agreement referred to below) listed on the signature pages hereof (the “Lenders”) in favor of TRICO MARINE ASSETS, INC., a Delaware corporation (“Trico Assets”), TRICO MARINE OPERATORS, INC., a Louisiana corporation (“Trico Operators”), TRICO MARINE SERVICES, INC., a Delaware corporation (the “Company”), TRICO MARINE INTERNATIONAL, INC., a Louisiana corporation (“TMI”), TRICO MARINE INTERNATIONAL HOLDINGS B.V., a Netherlands limited company (besloten vennootschap) (“TMIH”), TRICO SUPPLY AS, a Norway limited company (“Trico Supply”), and the other Subsidiaries of the Company listed on the signature pages hereof (together with the Company, Trico Assets, Trico Operators, TMI, TMIH and Trico Supply, collectively, the “Credit Parties”).

RECITALS

A.    The Credit Parties, the Lenders and the Agents are parties to that certain Credit Agreement (Exit), dated as of February 21, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

B.    The Credit Parties, the Lenders and the Agents entered into that certain Waiver and Agreement, dated as of February 21, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the “Waiver and Agreement”), pursuant to which the Lenders and the Agents granted a waiver of, inter alia, the requirement that the applicable Collateral Agents receive perfected first preferred vessel mortgages on the Brazilian Collateral Vessels (as defined in the Waiver and Agreement).

C.    The Credit Parties have requested that the Agents and the Lenders grant waivers of certain requirements of the Waiver and Agreement.

D.    The Agents and the Lenders each desire to grant such waivers in accordance with the terms and conditions set forth herein.

In consideration of the mutual conditions and agreements set forth in the Credit Agreement and this Supplemental Waiver and Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I
DEFINITIONS.

Section 1.01.   Certain Definitions. All terms used herein that are defined in the Credit Agreement and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

Section 1.02.   Rules of Interpretation. The rules of interpretation specified in Section 1.2 of the Credit Agreement shall be applicable to this Supplemental Waiver and Agreement.

ARTICLE II
WAIVERS.

Section 2.01.   Brazilian Vessels. The Agents and the Lenders hereby waive the provisions of the Waiver and Agreement requiring that the applicable Collateral Agent receive a perfected first preferred vessel mortgage on each of the Brazilian Collateral Vessels on or prior to the 150th day after the Closing Date; provided that all but one of the Brazilian Collateral Vessels shall have been sold in accordance with the Credit Agreement on or prior to the 120th day after the Effective Date.

ARTICLE III
EFFECT OF AMENDMENTS.

Except as expressly set forth herein, the waivers set forth herein shall not by implication or otherwise limit, impair, constitute a waiver or amendment of, or otherwise affect, the rights or remedies of the Lenders or the Agents under the Credit Agreement or any other Credit Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document, all of which shall continue in full force and effect. Nothing herein shall be deemed to entitle any Credit Party to a consent to, or a waiver, amendment, modification or other change of, any of the other terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document, in similar or different circumstances. The waivers herein shall apply and be effective only with respect to the matters expressly covered thereby.

ARTICLE IV
EFFECTIVE DATE.

This Supplemental Waiver and Agreement shall become effective as of the date first written above upon, and only upon, the date (the “Effective Date”) on which all of the following conditions precedent have been first satisfied: (a) delivery to the Administrative Agent by the parties hereto of duly executed counterparts of this Supplemental Waiver and Agreement; and (b) the Company shall have paid to the Administrative Agent for the account of the Lenders (to be ratably distributed to the Lenders according to their respective percentages of the aggregate Commitments) a waiver fee in an aggregate amount equal to $93,750; provided that the continued effectiveness of this Supplemental Waiver and Agreement shall be subject to the satisfaction of the condition subsequent that the Credit Parties shall, on or prior to the 120th day after the Effective Date, either (1) deliver to the applicable Collateral Agent a first preferred vessel mortgage on each Brazilian Collateral Vessel that is not sold in accordance with the Credit Agreement on or prior to the 120th day after the Effective Date, which vessel mortgage shall be effective to create in favor of the applicable Collateral Agent, for the benefit of the Secured Parties, a perfected first priority mortgage Lien on such Brazilian Collateral Vessel, preferred (to the extent possible under applicable law), prior and superior in right to any other Person (other than Permitted Senior Liens), and subject to no other Liens (other than Permitted Collateral Vessel Liens), or (2) pay to the Administrative Agent for the account of the Lenders (to be ratably distributed to the Lenders according to their respective percentages of the aggregate Commitments) an additional waiver fee in an aggregate amount equal to $26,250.

ARTICLE V
REPRESENTATIONS AND WARRANTIES.

The Company and each Borrower represents and warrants as to itself and to each other Credit Party or Group Member, as applicable, and each other Credit Party represents and warrants as to itself, to each Agent and each Lender that the representations and warranties made by the applicable Credit Parties in the Credit Documents are true and correct in all material respects on and as of the Effective Date, after giving effect to the effectiveness of the this Supplemental Waiver and Agreement, as if made on and as of the Effective Date, except to the extent such representations and warranties expressly relate to an earlier date.

ARTICLE VI
MISCELLANEOUS.

Section 6.01.   Notices. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give and serve upon any other party any communication with respect to this Supplemental Waiver and Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be given in the manner and to the address, and deemed received as provided for in Section 12.2 of the Credit Agreement. All such notices and other communications shall, when mailed, telecopied, telegraphed, telexed or cabled, respectively, be effective when deposited in the mails, telecopied, delivered to the cable company or courier, respectively, addressed as aforesaid; except that notices and other communications to the Agents shall not be effective until received by such entity.

Section 6.02.   Counterparts. This Supplemental Waiver and Agreement may be executed by one or more of the parties to this Supplemental Waiver and Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Supplemental Waiver and Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof or thereof.

Section 6.03.   Severability. Any provision of this Supplemental Waiver and Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 6.04.   GOVERNING LAW. THIS SUPPLEMENTAL WAIVER AND AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS SUPPLEMENTAL WAIVER AND AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

Section 6.05.   Submission To Jurisdiction; Waivers. Each party hereto hereby irrevocably and unconditionally:

(a)  submits for itself and its property in any legal action or proceeding relating to this Supplemental Waiver and Agreement or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States for the Southern District of New York, and appellate courts from any thereof;

(b)  consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c)  agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such party at its address set forth or referenced in Section 12.2 of the Credit Agreement or at such other address of which the parties hereto shall have been notified pursuant thereto;

(d)  agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

(e)  waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

Section 6.06.   WAIVERS OF JURY TRIAL. THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS SUPPLEMENTAL WAIVER AND AGREEMENT.

Section 6.07.   Waivers; Amendment.

(a)  No failure or delay of the Agents in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Agents hereunder and of the Agents and the Lenders under the Credit Agreement or any other Credit Document, are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provisions of this Supplemental Waiver and Agreement or consent to any departure by any party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any party hereto in any case shall entitle such party to any other or further notice or demand in similar or other circumstances.

(b)  Neither this Supplemental Waiver and Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the parties hereto.

[Remainder of page left blank intentionally; signatures follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Waiver and Agreement to be executed and delivered as of the date first written above.

TRICO MARINE ASSETS, INC.
as a Borrower and a Guarantor

By:    _____/s/ Trevor Turbidy__________
Name:    Trevor Turbidy
Title:

TRICO MARINE OPERATORS, INC.
as a Borrower and a Guarantor

By:    ______/s/ Trevor Turbidy__________
Name:    Trevor Turbidy
Title:

TRICO MARINE SERVICES, INC.
as a Guarantor

By:    ______/s/ Trevor Turbidy__________
Name:    Trevor Turbidy
Title:

COUNTERPART SIGNATURE PAGE TO THE FIRST WAIVER AND AMENDMENT

TRICO MARINE INTERNATIONAL, INC.

By:    ______/s/ Trevor Turbidy__________
Name:    Trevor Turbidy
Title:
:
TRICO MARINE INTERNATIONAL HOLDINGS B.V.

By:    ______/s/ Trevor Turbidy__________
Name:    Trevor Turbidy
Title:

TRICO SUPPLY AS

By:    ______/s/ Trevor Turbidy__________
Name:    Trevor Turbidy
Title:

TRICO SERVICOS MARITIMOS LTDA.

By:    ____/s/ Fernando Martins_______
Name:    Fernando Martins
Title:    General Manager

COUNTERPART SIGNATURE PAGE TO THE FIRST WAIVER AND AMENDMENT

SERVICOS DE APOYO MARITIMO DE MEXICO, S. DE R.L. DE C.V.

By:    ____/s/ Trevor Turbidy_______
Name:    Trevor Turbidy
Title:

COASTAL INLAND MARINE SERVICES LTD.

By:    ____/s/ Geoff Jones_______
Name:    Geoff Jones
Title:    Director

TRICO MARINE INTERNATIONAL, LTD.

By:    ______/s/ Trevor Turbidy__________
Name:    Trevor Turbidy
Title:

COUNTERPART SIGNATURE PAGE TO THE FIRST WAIVER AND AMENDMENT

TRICO SUPPLY (UK) LIMITED

By:    ______/s/ Trevor Turbidy__________
Name:    Trevor Turbidy
Title:

ALBYN MARINE LIMITED

By:    ______/s/ A.J.R. May__________
Name:    A.J.R. May
Title:

COUNTERPART SIGNATURE PAGE TO THE FIRST WAIVER AND AMENDMENT

BEAR STEARNS CORPORATE LENDING INC.
as Administrative Agent and Revolving Credit Collateral Agent

By:    ______/s/ Victor Bulzacchelli__________
Name: Victor Bulzacchelli
Title: Vice President

BEAR STEARNS CORPORATE LENDING INC.
as Lender

By:    ______/s/ Victor Bulzacchelli__________
Name: Victor Bulzacchelli
Title: Vice President

COUNTERPART SIGNATURE PAGE TO THE FIRST WAIVER AND AMENDMENT

THE BANK OF NEW YORK
as Term Loan Collateral Agent

By:    ______________________
Name:
Title:

COUNTERPART SIGNATURE PAGE TO THE FIRST WAIVER AND AMENDMENT

GREAT AMERICAN INSURANCE COMPANY

By: AMERICAN MONEY MANAGEMENT CORP.,
as Portfolio Manager

By:    ___/s/ David P. Meyer____________________
Name: David P. Meyer
Title:    Senior Vice President

GREAT AMERICAN LIFE INSURANCE COMPANY

By: AMERICAN MONEY MANAGEMENT CORP.,
as Portfolio Manager

By:    ___/s/ David P. Meyer____________
Name: David P. Meyer
Title:    Senior Vice President

COUNTERPART SIGNATURE PAGE TO THE FIRST WAIVER AND AMENDMENT

TRS CALLISTO LLC

By:    __/s/ Alice L. Wagner______________
Name:     Alice L. Wagner
Title:     Vice President

COUNTERPART SIGNATURE PAGE TO THE FIRST WAIVER AND AMENDMENT

MARINER LDC

By: MARINER INVESTMENT GROUP, INC.,
as Investment Advisor

By:    _/s/ Charles R. Howe, II_____________
Name:    Charles R. Howe, II
Title:    President

CASPIAN CAPITAL PARTNERS, L.P.

By: MARINER INVESTMENT GROUP, INC.,
as Investment Advisor

By:_/s/ Charles R. Howe, II_____________
Name:    Charles R. Howe, II
Title:    President

MARINER OPPORTUNITIES FUND, L.P.

By: MARINER INVESTMENT GROUP, INC.,
as Investment Advisor

By:    _/s/ Charles R. Howe, II_____________
Name:    Charles R. Howe, II
Title:    President

COUNTERPART SIGNATURE PAGE TO THE FIRST WAIVER AND AMENDMENT

PUTNAM INVESTMENT MANAGEMENT, LLC,

on behalf of

Putnam High Yield Trust
Putnam High Yield Advantage Fund
Putnam Diversified Income Trust

By:    ___/s/ Paul Quistberg_________________________________
Name:    Paul Quistberg
Title:    Managing Director